Exhibit 107

Calculation of Filing Fee Tables

S-3

(Form Type)

ProShares Trust II

(Exact Name of Registrant as Specified in its Charter)

Table 1: Newly Registered and Carry Forward Securities

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	exchange-traded vehicle security	ProShares Ultra Bloomberg Crude Oil Common Units of Beneficial Interest	Rule 457(u)	indeterminate amount of securities		indeterminate amount of securities		(1)
	Total Offering Amounts
	Total Fees Previously Paid
	Total Fee Offsets
	Net Fee Due					indeterminate amount of securities		(1)

(1)	The registration statement covers an indeterminate amount of securities to be offered or sold and the filing fee will be calculated and paid in accordance with Rule 456(d) and Rule 457(u).

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	exchange-traded vehicle security	ProShares UltraShort Bloomberg Crude Oil Common Units of Beneficial Interest	Rule 457(u)	indeterminate amount of securities		indeterminate amount of securities		(1)

Total Offering Amounts

Total Fees Previously Paid

Total Fee Offsets

Net Fee Due						indeterminate amount of securities		(1)

(1)	The registration statement covers an indeterminate amount of securities to be offered or sold and the filing fee will be calculated and paid in accordance with Rule 456(d) and Rule 457(u).

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	exchange-traded vehicle security	ProShares Ultra Gold Common Units of Beneficial Interest	Rule 457(u)	indeterminate amount of securities		indeterminate amount of securities		(1)

Total Offering Amounts

Total Fees Previously Paid

Total Fee Offsets

Net Fee Due						indeterminate amount of securities		(1)

(1)	The registration statement covers an indeterminate amount of securities to be offered or sold and the filing fee will be calculated and paid in accordance with Rule 456(d) and Rule 457(u).

	Security Type	Security Class Title	Fee Calculation or Carry Forward Rule	Amount Registered	Proposed Maximum Offering Price Per Unit	Maximum Aggregate Offering Price	Fee Rate	Amount of Registration Fee	Carry Forward Form Type	Carry Forward File Number	Carry Forward Initial effective date	Filing Fee Previously Paid In Connection with Unsold Securities to be Carried Forward

Newly Registered Securities

Fees to Be Paid	exchange-traded vehicle security	ProShares Ultra Silver Common Units of Beneficial Interest	Rule 457(u)	indeterminate amount of securities		indeterminate amount of securities		(1)

Total Offering Amounts

Total Fees Previously Paid

Total Fee Offsets

Net Fee Due						indeterminate amount of securities		(1)

(1)	The registration statement covers an indeterminate amount of securities to be offered or sold and the filing fee will be calculated and paid in accordance with Rule 456(d) and Rule 457(u).

Table 2: Fee Offset Claims and Sources

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	ProShares Trust II	S-3	333-259558	February 14, 2022		$101,266	exchange-traded vehicle security	ProShares Ultra Bloomberg Crude Oil Common Units of Beneficial Interest	$835,531,604	$835,531,604

Fee Offset Sources	ProShares Trust II	S-3	333-259558	February 14, 2022			exchange-traded vehicle security	ProShares Ultra Bloomberg Crude Oil Common Units of Beneficial Interest	$835,531,604	$835,531,604	$101,266

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	ProShares Trust II	S-3	333-259558	February 14, 2022		$77,496	exchange-traded vehicle security	ProShares UltraShort Bloomberg Crude Oil Common Units of Beneficial Interest	$634,336,047	$634,336,047

Fee Offset Sources	ProShares Trust II	S-3	333-259558	February 14, 2022			exchange-traded vehicle security	ProShares UltraShort Bloomberg Crude Oil Common Units of Beneficial Interest	$634,336,047	$634,336,047	$77,496

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	ProShares Trust II	S-3	333-259558	February 14, 2022		$65,989	exchange-traded vehicle security	ProShares Ultra Gold Common Units of Beneficial Interest	$508,391,947	$508,391,947

Fee Offset Sources	ProShares Trust II	S-3	333-259558	February 14, 2022			exchange-traded vehicle security	ProShares Ultra Gold Common Units of Beneficial Interest	$508,391,947	$508,391,947	$65,989

	Registrant or Filer Name	Form or Filing Type	File Number	Initial Filing Date	Filing Date	Fee Offset Claimed	Security Type Associated with Fee Offset Claimed	Security Title Associated with Fee Offset Claimed	Unsold Securities Associated with Fee Offset Claimed	Unsold Aggregate Offering Amount Associated with Fee Offset Claimed	Fee Paid with Fee Offset Source

Rule 457(p)

Fee Offset Claims	ProShares Trust II	S-3	333-259558	February 14, 2022		$67,139	exchange-traded vehicle security	ProShares Ultra Silver Common Units of Beneficial Interest	$522,232,463	$522,232,463

Fee Offset Sources	ProShares Trust II	S-3	333-259558	February 14, 2022			exchange-traded vehicle security	ProShares Ultra Silver Common Units of Beneficial Interest	$522,232,463	$522,232,463	$67,139